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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                             ----------------------
             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 1999
                                 COHERENT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             ----------------------
           DELAWARE                      5255                  94-1622541
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                            5100 PATRICK HENRY DRIVE
                              SANTA CLARA, CA 95054
                                 (408) 764-4000

                             ----------------------
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICERS)






               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                 (408) 764-4000
                                 ---------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 27, 1999, we acquired all of the outstanding capital stock of Star Medical Technologies, Inc., a California corporation ("Star"), from Palomar Medical Technologies and several other shareholders of Star for $65 million in cash. We completed the acquisition by means of a merger of our wholly-owned subsidiary, Medical Technologies Acquisition, Inc., with and into Star, with Star remaining as the surviving corporation.

         The purchase price was paid to shareholders of Star in proportion to their holdings of the capital stock of Star. We borrowed $65 million from Bank of America National Trust and Savings Association pursuant to a bridge loan facility to finance the purchase price.

         Star is a maker of laser hair removal products. We intend for Star to continue these operations.

         The information that is set forth in our Press Release dated April 27, 1999, which is attached to this Current Report as an exhibit, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) EXHIBITS.

                      2.1 Agreement and Plan of Reorganization by and among Coherent, Inc., Medical Technologies Acquisition, Inc., Palomar Medical Technologies, Inc., Star Medical Technologies, Inc., Robert E. Grove, James Z. Holtz and David
                                 C. Mundinger dated as of December 7, 1998.

                      10.1 Bridge Loan Facility by and between Coherent, Inc. and Bank of America National Trust and Savings Association dated as of April 23, 1999.

                      99.1       Text of Press Release, dated as of April 27,
                                 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COHERENT, INC.
                                         A Delaware Corporation



Dated: May 3, 1999                       By:  /s/ Robert J. Quillinan
                                             -----------------------------------
                                              Robert J. Quillinan
                                              Executive Vice President, and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit
--------------    ----------------------
     2.1          Agreement and Plan of Reorganization by and among Coherent,
                  Inc., Medical Technologies Acquisition, Inc., Palomar Medical
                  Technologies, Inc., Star Medical Technologies, Inc., Robert E.
                  Grove, James Z. Holtz and David C. Mundinger dated as of
                  December 7, 1998.

     10.1         Bridge Loan Facility by and between Coherent, Inc. and Bank of
                  America National Trust and Savings Association dated as of
                  April 23, 1999.

     99.1         Text of Press Release, dated April 27, 1999.

